UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 14, 2007
                Date of Report (Date of earliest event reported)



               Kansas City Southern de Mexico, S. de R.L. de C.V.

         (formerly known as Kansas City Southern de Mexico, S.A de C.V.)
                      (formerly known as TFM, S.A. de C.V.)
             (Exact Name of Registrant as Specified in Its Charter)


          Mexico                       333-08322                     N/A
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)

                                Montes Urales 625
                              Lomas de Chapultepec
                               11000 Mexico, D.F.
                                     Mexico
                    (Address of Principal Executive Offices)

                               + (5255) 9178-5836
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01      Entry into a Material Definitive Agreement.

     On June 14, 2007, Kansas City Southern de Mexico, S.A. de C.V. ("KCSM") as borrower, and its wholly owned subsidiary, Arrendadora KCSM, S.A. de C.V., as guarantor, entered into a new Credit Agreement in an aggregate amount of up to US$111,000,000 (the "Credit Agreement") with Bank of America, N.A., as administrative agent and the other lenders named in the Credit Agreement. Proceeds from the Credit Agreement may be used by KCSM (i) to pay all amounts outstanding under its existing credit agreement dated October 24, 2005, along with related fees and expenses; (ii) to pay all amounts outstanding under its Bridge Loan Agreement dated April 30, 2007; (iii) to pay all amounts outstanding in respect of KCSM's 10 1/4% Senior Notes due 2007; (iv) to refinance a portion of KCSM's 12 1/2% Senior Notes due 2012; or (v) for general corporate purposes.

     The Credit Agreement consists of two tranches as follows:

     (a) Tranche A, which is a revolving loan facility in an aggregate principal amount of up to US$81,000,000 maturing December 30, 2011; and

     (b) Tranche B, which is a term loan facility in an aggregate principal amount of up to US$30,000,000 maturing June 29, 2012.

     The Credit Agreement contains covenants that restrict or prohibit certain actions, including, but not limited to, KCSM's ability to incur debt, create or suffer to exist liens, make prepayments of particular debt, pay dividends, make investments, engage in transactions with stockholders and affiliates, issue capital stock, sell certain assets, and engage in mergers and consolidations or in sale-leaseback transactions. The Credit Agreement also requires KCSM to maintain certain financial ratios. Failure to maintain compliance with covenants would constitute a default. Other events of default include, but are not limited to, certain payment defaults, certain bankruptcy and liquidation proceedings, a change of control, and certain adverse judgments or government actions. Any event of default could trigger acceleration of the time for payment of any amounts outstanding under the Credit Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     The information required by this item is included in Item 1.01 above and is incorporated herein by reference.



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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Kansas City Southern de Mexico, S.A. de C.V.


June 18, 2007                      By: /s/ Michael K. Borrows
                                       -----------------------------------
                                   Name: Michael K. Borrows
                                   Title:  Chief Accounting Officer